THIS EXCHANGE AGREEMENT made and effective as of July 5, 1999.

                                   A WARRANTS

     BETWEEN: ACREX VENTURES LTD., a body corporate, incorporated pursuant to the laws of the Province of British Columbia and having its registered office at 1710 - 1177 West Hastings Street, in the City of Vancouver, Province of British Columbia, V6E 2L3, Canada

     (hereinafter referred to as "Acrex")
                                                               OF THE FIRST PART
AND:

     VOICE MOBILITY INTERNATIONAL, INC., a body corporate, incorporated under the laws of the State of Nevada, United States of America, having an office at Suite 220, 2100 West Orangewood Avenue, in the City of Orange, State of California, 92868-1950, United States of America

            (hereinafter referred to as the "Issuer")

                                                              OF THE SECOND PART
AND:

     The person, company or other entity described as "Subscriber" on the last page of this Agreement

     (hereinafter referred to as "Subscriber")

                                                               OF THE THIRD PART
WHEREAS:

A. Subscriber has signed a Subscription Agreement with Acrex (the "Acrex Agreement") pursuant to which Subscriber paid to Acrex the amount (in Canadian funds) shown opposite the Subscriber's name on the last page hereof ("Subscription Amount") for securities of Acrex;

B. Acrex has not obtained the approval of the Acrex Agreement by the Vancouver Stock Exchange and therefore wishes to be relieved of its obligations to Subscriber.

C. The Subscription Amount was loaned by Acrex to Voice Mobility Inc. ("VMI") on terms which make VMI responsible to repay the said amount (such obligation being herein described as the "Debt");

D. The Subscriber wishes to acquire rights to purchase voting common shares of the Issuer ("Shares").

E. The Parties are agreed that VMI's obligation to repay the Subscription Amount be assigned by Acrex to the Issuer to be applied by the Issuer as hereinafter provided;

     NOW THEREFORE in consideration of the premises and the covenants and agreements hereinafter contained, the parties agree as follows:

1.   Acrex hereby assigns and transfers the Debt to the Issuer.

2. Subscriber agrees to the assignment of the Debt by Acrex to the Issuer and hereby remises, releases and forever discharges Acrex from any further liabilities, obligations or commitments whatsoever that exist or might be alleged to exist pursuant to the Acrex Agreement. The Subscriber further agrees that the delivery to Acrex of a copy of this Agreement showing the execution of it by the Subscriber shall be proof to Acrex of the release herein given to it by the Subscriber.

3. The Issuer agrees, in satisfaction of its obligations under the Debt, that Subscriber shall have the non-cancellable rights (hereinafter called "Warrants" or "A" Warrants) to purchase up to the number of Shares in the capital of the Issuer set opposite Subscriber's name on the final page of this Agreement, on the following basis:

     (a) the Warrants may be exercised by Subscriber in whole or in part from time to time;

     (b) Subscriber may exercise Warrants by giving a notice to such effect to the Issuer and sending payment of the appropriate amounts of money to the Issuer;

     (c) the Warrants will be exercisable at and for a price of $0.35 (US) per share on or before December 29, 2000;

     (d) the Shares which Subscriber shall receive upon the exercise of Warrants shall be common shares in the capital of the Issuer as they are constituted as of the date hereof; PROVIDED THAT if subsequent to this date, there shall be any alteration in the voting common shares of the Issuer other than an increase or decrease in the number authorized or issued, the shares which Subscriber will receive upon the exercise of Warrants will be shares of the same class as are equivalent to the shares of the Issuer which Subscriber would receive if it exercised Warrants on the date of this Agreement;

     (e) if Subscriber exercises Warrants and its payments therefore are cleared into the account of the Issuer, the Issuer shall cause a certificate for the appropriate number of Shares to be forthwith issued and delivered to Subscriber; and

     (f) the Shares issued to Subscriber pursuant to the exercise of Warrants will be issued to it as fully paid and non-assessable shares free of liens, but they will be subject to such trading restrictions as may be applicable to them from time to time pursuant to the securities laws of the United States of America and of the Province of Canada in which the Subscriber resides.

4. Neither the Warrants, nor the Shares that will be issued pursuant to the exercise of Warrants, have been registered under the United States Securities Act of 1933 ("Securities Act") or any applicable securities laws of any State of the United States of America, and will be issued to Subscriber pursuant to an exemption from registration under the Securities Act provided by Rule 504 thereunder and pursuant to prospectus exemption provisions in the securities laws of the Province in which Subscriber resides.

5.   The Issuer covenants and warrants in favour of Subscriber that:

     (a) it is a corporation duly incorporated pursuant to the laws of the State of Nevada, United States of America, and is in good standing and in full satisfaction of all of its obligations pursuant to the laws and regulations of the said State;

     (b) The shares of the Issuer are traded on the National Association of Securities Dealers' Over The Counter Bulletin Board ("BB") and the Issuer is in full compliance with all applicable rules and requirements of the NASD;

     (c) the Issuer is unrestricted in its right to enter into this agreement, and is not restricted from satisfying its obligations hereunder by the terms of any other agreement to which it is a party or any outstanding orders or judgments;

6.   Subscriber covenants and warrants in favour of the Issuer that:

     (a) Subscriber is acquiring the Warrants for Subscriber's own account and not for or on behalf of any other person;

     (b) Subscriber is acquiring the Warrants for investment and not for distribution or with the intent to divide Subscriber's participation with others;

     (c) neither Subscriber nor anyone acting on Subscriber's behalf has paid any commission or other remuneration to any person in connection with the acquisition of the Warrants; and

     (d) Subscriber will not sell the Warrants, or the Shares received on the exercise of Warrants, without registration under the Securities Act or other applicable securities laws or regulations, or an exemption therefrom.

7. Subscriber undertakes to execute or cause to be executed and delivered to the Issuer, and assist the Issuer in filing on a timely basis any report or undertaking with any securities commission, stock exchange or other regulatory authority which may be required by applicable securities legislation and stock exchange rules in connection with its acquisition of the Warrants.

8. All covenants, representations, warranties and indemnities made herein shall survive the closing of this Agreement.

9. The Parties hereto agree to do, execute and deliver, or cause to be done, executed and delivered, all such further assignments, documents, acts, matters and things as, from time to time, may be reasonably required to give effect to this agreement and the obligations of the parties hereunder.

10.

     (a) Subscribers residing in Canada shall have the rights of rescission and action described in its Offering Memorandum dated June 30, 1999 (a copy of which Subscriber hereby acknowledges having received) and the various rights of rescission and action granted by the securities laws of the Provinces in which they reside, and the provisions thereof are deemed to be included in this Agreement as though they were set out in full herein.

     (b) All of the rights referred to in sub-clause (a) are in addition to, and not in derogation from, the rights of Subscriber pursuant to the common law.

11. Time shall be of the essence of this agreement and of each and every part hereof.

12. This agreement may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

13. This agreement shall be interpreted according to the laws of the State of Nevada and the laws of the United States of America applicable therein.

14. Any notice which is required to be given hereunder shall be given in writing and will be effectively given if the same is:

     (a) delivered or mailed by prepaid registered or certified post to the address of the intended recipient set forth in this agreement;

     (b)  delivered to a director of an intended corporate recipient;

     (c) sent be telecopier (fax) to the intended recipient at the following numbers:

      Subscriber:       Number set forth on final page of this Agreement
      Issuer:           (604) 482-1169
      Acrex:            (604) 681-0139

     provided that any party may give notice to the other parties of new addresses or new fax numbers to be used for the purpose of this provision. Any notice which is delivered shall be deemed to have been given on the date of delivery. Any notice which is sent by telecopier shall be deemed to be given on the first weekday following the date upon which the telecopied message is transmitted. Any notice that is sent by prepaid mail shall be deemed to have been given on the 5th weekday after the date upon which the notice is mailed from a Post Office in continental Canada or the United States of America.

15. None of the parties may assign any of their rights hereunder without the prior written consent of the other parties, such consent not to be unreasonably withheld.

16. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

     IN WITNESS WHEREOF the parties hereto have caused this agreement to be executed by their duly authorized officers as and from the day and year first above written.

ACREX VENTURES LTD.

Per:  /s/ W.E. Krebs
      -----------------------------
      W.E. Krebs - Secretary

VOICE MOBILITY INTERNATIONAL, INC.

Per:  /s/ J. Hutton
      -----------------------------
      J. Hutton - President

Subscriber:

----------------------------------------        ------------------
Signature                                       Shares
                                               $
----------------------------------------        ------------------
Name of Subscriber                              Amount paid Acrex

----------------------------------------

----------------------------------------
Address of Subscriber

----------------------------------------
Fax Number